                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (No. 33-46754) and Form S-8 (Nos. 33-58554, 33-38615, 33-32988, 33-11961, 33-74820, 2-95771,
2-92142, 2-75884, 2-75859) of Andros Incorporated of our report dated September 11, 1995 appearing on page 27 of this Form 10-K.




PRICE WATERHOUSE LLP

San Francisco, California
October 27, 1995